EXHIBIT 10.4

MODIFICATION TO PROMISSORY NOTE

WHEREAS, on March 15, 1993, Lee Pharmaceuticals (“Maker”) and Henry L. Lee, Jr. (“Holder”) entered into an agreement (“Note”) whereby Lee Pharmaceuticals was to pay to Henry L. Lee, Jr. the sum of Three Hundred Seventy One Thousand Three Hundred Thirty Four Dollars; and

WHEREAS, on January 18, 1995, the parties thereto modified said Note to extend the maturity date from November 15, 1997, until January 1, 2005, and the Note had an option to extend the maturity date for an additional five years beyond January 1, 2005.  All other terms and conditions of the Note remained the same.

WHEREAS, the parties thereto now desire to further modify said Note and Modification;

NOW, THEREFORE, the parties modify said Note and Modification as follows:

1.      The maturity date of the Note is extended from January 1, 2005, until January 1, 2010.

2.      All other terms and conditions of the Note remain the same.

Dated  this  24th  day  of  February,  2005

RONALD G. LEE
Lee Pharmaceuticals
By: Ronald G. Lee, President

HENRY L. LEE, JR.
Henry L. Lee, Jr.